Pensions and Other Post-Retirement Benefits - Weighted Average Assumptions Underlying Pension Computations (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension benefit obligation:
-discount rate	3.80%	4.70%	5.20%
-rate of compensation increase	2.10%	2.00%	2.10%
Net periodic pension costs:
-discount rate	4.70%	5.20%	5.70%
-rate of compensation increase	2.00%	2.10%	2.10%
-expected long-term return on plan assets	6.20%	6.30%	6.50%